Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 23,2018, between FIRST MID-ILLINOIS BANCSHARES, INC., a Delaware corporation (the “Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois state-chartered bank (the “Lender”).

RECITALS

A.    The Borrower and the Lender entered into that certain Fifth Amended and Restated Credit Agreement, dated as of April 13, 2018 (the “Agreement”), pursuant to which the Lender extended to the Borrower two credit facilities in the aggregate principal amount of $25,000,000, consisting of: (a) a term loan in the principal amount of $15,000,000; and (b) a revolving loan in the principal amount of up to $10,000,000; and

B.    By this Amendment, the Borrower and the Lender have agreed to certain amendments to the Agreement as described herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

Section 1.    All terms which are capitalized and used herein (which are not otherwise specifically defined herein) shall be used in this Amendment as defined in the Agreement.

Section 2.    Section 5.12 of the Agreement is hereby amended and restated to read as follows:

“5.12 Subsidiaries. Attached hereto as Exhibit B is a correct and complete list of all Subsidiaries of the Borrower, including prior to and following the SCB Merger, as defined herein.”

Section 3.    Section 5.18 of the Agreement is hereby amended and restated to read as follows:

“5.18     Intentionally Omitted.”

Section 4.    A new Section 5.21 is hereby inserted into the Agreement to read as follows:

“5.21    SCB Merger. The parties to the SCB Merger have received any and all necessary regulatory, governmental, shareholder and other material required approvals to consummate the transaction on or before December 11, 2018. The Borrower intends to consummate the Holding Company Merger on or before November 15, 2018, and the Borrower has, nor with reasonable diligence should have, knowledge of or notice of any condition, circumstance or restriction that would result in any delay of the consummation of the SCB Merger beyond November 15, 2018.”

Section 5.    Section 6.1(c) and Section 6.1(d) of the Agreement are hereby amended and restated to read as follows:

“6.1(c)        Intentionally Omitted.”

“6.1(d)        Intentionally Omitted.”

Section 6.    A new Section 6.1(e), Section 6.1(f) and Section 6.1(g) are hereby inserted into the Agreement to read as follows:

“(e)    SCB Bancorp, Inc. may merge with and into Project Almond Merger Sub LLC, a wholly-owned direct subsidiary of the Borrower (the “SCB Merger”);

(f)    Soy Capital Bank and Trust Company, which is a wholly-owned banking subsidiary of SCB Bancorp, Inc. prior to the SCB Merger, may merge with and into First Mid Bank & Trust, National Association following the SCB Merger; and

(g)    J.L. Hubbard Insurance and Bonds Agency, Inc., which is a wholly-owned subsidiary of SCB Bancorp, Inc. prior to the SCB Merger, may merge with and into The Checkley Agency, Inc., doing business as First Mid Insurance Group, following the SCB Merger.”

Section 7.    “Exhibit B - Subsidiaries” shall be amended and replaced in the form attached hereto as Exhibit I to this Amendment.

Section 8.    The Borrower hereby remakes, as of the date of execution hereof, all of the representations and warranties set forth in Section 5 of the Agreement. The Borrower additionally represents and warrants that: (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the Borrower’s corporate powers, will be authorized by all necessary corporate action upon the adoption of the resolution of the Board of Directors described in Section 7 hereof, have received all necessary governmental approval (if any should be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b) subject to the adoption of the resolution of the Board of Directors described in Section 7 hereof, the representations and warranties set forth in Section 5 of the Agreement and in Section 8(a) of this Amendment shall be true and correct as of the date hereof, and after giving effect to this Amendment, between the Borrower and the Lender, no Event of Default or Unmatured Event of Default under the Agreement has occurred and is continuing under the Agreement. The Borrower shall have provided to the Lender a certificate of a senior executive officer of the Borrower certifying the provisions of Section 8(a) of this Amendment, in the form of Exhibit II attached hereto.

Section 9.    The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request:

a.	this Amendment;

b.	the Second Amendment to Pledge Agreement;

c.
a copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Agreement and of the other documents provided for in this Agreement, certified by the Secretary of the Borrower;

d.	a certificate in the form of Exhibit II attached hereto; and

e.	such other documents and certificates as the Lender may reasonably request.

Section 10.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

Section 11.    Except as previously amended hereby and except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

Section 12.    This Amendment shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

Section 13.    Without limiting the obligations of the Borrower under the Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of legal counsel engaged by the Lender for such purposes.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.
FIRST MID-ILLINOIS BANCSHARES, INC.

By:     /s/ Joseph R. Dively

Title:     CEO

By:     /s/ Michael L. Taylor

Title:     SEVP and COO

Address for notices:
1515 Charleston Avenue
Mattoon, Illinois 61938
Attention:     Chief Financial Officer
Telephone:     217/258-3306
Fax No.:     217/258-0485

THE NORTHERN TRUST COMPANY

By:     /s/ Peter Hallan

Title:     Vice President

Address for notices:
50 South LaSalle Street
Chicago, IL 60603
Attention:     Mr. Peter J. Hallan, Corporate Banking
Telephone:     312/444-2434
Fax No.:     312/557-1425

EXHIBIT I

Exhibit B to Credit Agreement

Subsidiaries

Subsidiaries of Borrower prior to the closing of the SCB Merger
First Mid Bank & Trust, National Association (a national banking association)
First Mid Wealth Management Company (an Illinois corporation)
The Checkley Agency, Inc., d/b/a First Mid Insurance Group (an Illinois corporation)
Mid-Illinois Data Services, Inc. (a Delaware corporation)
First Mid-Illinois Statutory Trust I (a Delaware business trust)
First Mid-Illinois Statutory Trust II (a Delaware business trust)
Clover Leaf Statutory Trust I (a Delaware business trust)
FBTC Statutory Trust I (a Delaware business trust)
Project Almond Merger Sub LLC (a Delaware limited liability company)

Subsidiaries of Borrower following the closing of the SCB Merger
First Mid Bank & Trust, National Association (a national banking association)
First Mid Wealth Management Company (an Illinois corporation)
The Checkley Agency, Inc., d/b/a First Mid Insurance Group (an Illinois corporation)
Mid-Illinois Data Services, Inc. (a Delaware corporation)
First Mid-Illinois Statutory Trust I (a Delaware business trust)
First Mid-Illinois Statutory Trust II (a Delaware business trust)
Clover Leaf Statutory Trust I (a Delaware business trust)
FBTC Statutory Trust I (a Delaware business trust)
Project Almond Merger Sub LLC (a Delaware limited liability company)
Soy Capital Bank and Trust Company (an Illinois state bank)
J.L. Hubbard Insurance and Bonds Agency, Inc. (an Illinois corporation)

EXHIBIT II

Officer’s Certificate

October 23, 2018

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

Re:	First Amendment to Fifth Amended and Restated Credit Agreement (the “First Amendment”), between First Mid-Illinois Bancshares, Inc. (the “Borrower”) and The Northern Trust Company (the “Lender”).

Ladies and Gentlemen:

This certificate is being delivered to the Lender pursuant to Section 9(d) of the First Amendment. Terms used in this certificate which are defined in the Fifth Amended and Restated Credit Agreement (the “Agreement”) shall have the same meanings given to them in the Agreement.

In connection with the execution and delivery of the First Amendment, the undersigned officer of the Borrower hereby certifies as follows:

1.	After giving effect to the First Amendment, no Event of Default or Unmatured Event of Default under the Agreement, as amended by the First Amendment, has occurred and is continuing; and

2.
After giving effect to the First Amendment, the representations and warranties in Section 5 of the Agreement and in Section 8 of the First Amendment are true and correct in all material respects as of the date hereof.

Very truly yours,

FIRST MID-ILLINOIS BANCSHARES, INC.

By: /s/ Michael L. Taylor

Title: SEVP and COO